Deere Agrees to Acquire Wirtgen Group 1 June 2017 123 Exhibit 99.2 (Furnished herewith)

This presentation contains forward-looking information related to Deere, Wirtgen, and the Acquisition that is based on current expectations and involves substantial risks and uncertainties that could cause actual results, performance, events, or transactions to differ materially from those expressed or implied by such statements. Forward-looking statements include, among other things, statements about Deere and Wirtgen’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Wirtgen; the anticipated timing of closing of the Acquisition; the potential benefits of the proposed Acquisition; and the anticipated operating synergies. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; unknown or understated liabilities; other business risks, including the effects of industry, market, general economic, political or regulatory conditions; future currency exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. In addition, actual results, performance, events and transactions, are subject to other risks and uncertainties that relate more broadly to Deere’s overall business, including those more fully described in Deere’s filings with the U.S. Securities and Exchange Commission (“SEC”) (including, but not limited to, the factors discussed in Item 1A. Risk Factors of Deere’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q). In light of these risks, uncertainties, and other factors, you are cautioned not to place undue reliance on the forward-looking information. Deere, except as required by law, undertakes no obligation to update or revise the forward-looking statements, whether as a result of new developments or otherwise. Safe Harbor Statement & Disclosures 124

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Transaction Overview Estimated transaction value of ~$5.2 billion** 9.5 EV / 2017 EBITDA*** Closing Plan to use combination of cash and new debt Estimated annual run-rate synergies of EUR ~100 million by 2022 EPS accretive Expected 1Q FY 2018 close Expected Financial Impact Financing Transaction Consideration Transaction Description Deere to acquire substantially all of the Wirtgen business from Wirtgen family Global leader in road construction equipment EUR 2.6 billion in total sales for 2016* Significantly enhances Deere’s C&F division financial position * Source: Wirtgen internal data; German GAAP ** At current exchange rates (25 May 2017) *** Source: Wirtgen internal data – forecast as of March 2017; German GAAP 126

Transaction provides greater exposure to transportation infrastructure, a faster growing, less cyclical sector than broader construction Wirtgen is the global leader in road construction equipment, enhancing Deere’s positioning with key customers Delivers complementary product line and enhances global presence for Deere Construction, improving strategic position of C&F to a global top-3 player Leverages enterprise capabilities and enhances enterprise strategy Transaction financially attractive with healthy synergy opportunities and EPS accretion Strategic Rationale 1 2 3 4 5 127

Attractive Industry Fundamentals Transaction provides greater exposure to transportation infrastructure, a faster growing, less cyclical sector than broader construction Attractive margin opportunity with significant growth tailwinds Road construction AND repair emphasized in many countries, resulting in a large installed base of equipment 1 Road Construction Equipment Spend Construction vs. Transportation Spend Source: BCG; indexed using 2016 figures Source: IHS Global Insight +8% CAGR 128 50 100 150 200 250 300 2004 2006 2008 2010 2012 2014 Spending Index (2004=100) Total Construction Spending Total Transporatation Spending 0 50 100 150 200 2016 2017E 2018E 2019E 2020E 2021E 2022E

Compelling Acquisition Outstanding strategic asset in growing geographies and sectors of construction equipment industry Superior brand reputation combined with deep customer relationships and engineering excellence Market positions for key products significantly above next largest competitor Global distribution network Wirtgen is the global leader in road construction equipment, enhancing Deere’s positioning with key customers 2 129

The Wirtgen Group – 5 Premium Brands Milling Machines Concrete Paving Asphalt Paving Compactors Crushers Asphalt Plants Road Technologies Mineral Technologies 130

The Wirtgen Group – Global Leader in Road Construction Company Overview & Highlights The global leader in road construction equipment Private company headquartered in Germany 50+ years of operating experience EUR 2.6 billion in total sales for 2016 Global production footprint across: Germany China India Brazil 150 global authorized dealers with ~70% of sales through company owned retail ~8,000 employees Revenue Breakdown Financial Summary By Category By Geography Revenue (EUR millions) EBIT Margin Source: Wirtgen internal data – forecast as of March 2017; German GAAP 131 0% 5% 10% 15% 0 1,000 2,000 3,000 4,000 2014A 2015A 2016A 2017E Revenue EBIT Margin Road Technology 84% Mineral Technology 16% Europe 43% Americas 25% AMEA 32%

Complementary Fit with C&F Delivers complementary product line and enhances global presence for Deere Construction Improves C&F’s strategic position to be global top-3 player Enables Deere to serve the entire road construction process Provides construction division global distribution options and enhances emerging markets capabilities Offers further global scale improving longer-term overall C&F margin potential Enhances ability to serve key construction equipment customers 3 132

End to End Road Construction Portfolio 133

Integration Framework Retain all brands Utilize existing channel structure Customer facing functions to remain intact Preserve Customer Relationships Prioritize Delivery of Synergies Continue Profitable Growth Utilize existing Wirtgen management structure Retain existing manufacturing footprint Continue Wirtgen’s focus on innovation, quality and market share Integration to be selective and driven by synergy opportunities Focus initially on supply management, vertical integration and John Deere Financial Assessment of channel, market and parts distribution opportunities will be longer-term 134

Leveraging Enterprise Capabilities Leverages enterprise capabilities and enhances enterprise strategy Supply Base Leverage combined direct and indirect materials spend to optimize cost Vertical Integration Opportunities in engines, electronics, telematics and cylinders John Deere Financial Enhanced sales prospects through use of captive financing and attractive opportunities to expand portfolio WorkSite Solutions Connected machines across the road construction process will enhance productivity and customer value 4 135

Financially Attractive Transaction

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Transaction financially attractive with *healthy synergy opportunities* and *EPS accretion*

- Synergy Realization
  - EUR ~100 million
  - Phased in over 5 years
- Transaction value estimated at ~$5.2 billion*
  - 9.5 EV / 2017 EBITDA**
  - 7.9 EV / 2017 EBITDA including run-rate synergies***
- EPS Accretive, excluding purchase accounting adjustments
  - Incremental operating cash flow

** At current exchange rates (25 May 2017)*
*** Source: Wirtgen internal data – forecast as of March 2017; German GAAP*
**** Source: Wirtgen internal data – forecast as of March 2017; German GAAP; assumes annual run-rate synergies of EUR ~100 million*

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Transaction Detail and Funding Transaction Detail Current estimate of transaction value ~$5.2 billion* Purchase price of EUR 4.357 billion Assumption of debt (net of cash) Ticking fee 5% per year of the purchase price Pro rated for period between signing and closing Transaction Funding Cash FY 2017 cash generation Repayment of intercompany loan from John Deere Financial New Debt Up to $1 billion in equipment operations Deere expects to maintain a mid-single “A” rating with this financing structure * At current exchange rates (25 May 2017) 137

Pro Forma Equipment Operations Net Sales FY 2016 Deere Equipment Operations Pro Forma Deere Equipment Operations (including Wirtgen)* * Source: Wirtgen internal data; German GAAP 138 A&T 79% C&F 21% A&T 70% C&F 30%

Summary Road construction is a highly attractive construction equipment sector (growth, cyclical) Wirtgen is the global leader in road construction equipment Improves C&F with complementary fit Leverages Deere enterprise capabilities Financially attractive transaction Rationale Value Creation Impact Improves existing C&F business through complementary products, global distribution and larger installed base Improves competitive position by creating global #3 construction equipment player and adding industry leading product lines EPS accretive Provides healthy synergies for both mid- and long-term 139

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Appendix 141

Transportation Spend Outpacing General Construction Spending Source: IHS Global Insight 2015 Global Construction Spending ($9.5 trillion) Global Construction Spending Transportation Includes: Roads & Bridges Railways Airports Transportation Spending: $1.6 trillion worldwide in 2015 Megatrend Infrastructure Drivers: Rapid Urbanization Rising Incomes Capital Investment in Asia 14% 17% 19% 81% 83% 86% 142 37% Residential 31% Non - Residential 15% Energy & Health 17% Transportation 6,485.9 8,989.2 13,537.4 2000 2015 2030 Total Other Construction Transportation

Deere & Wirtgen Platforms are Complementary 143 Dozers & Graders Wheel Loaders Excavators Milling Recyl / Soil Stabilizing Concrete Paving Asphalt Paving Compacting Surface Miners Crusher Asphalt Plants Road Construction Equipment Wirtgen Group Earth Moving Road Construction Technology Mineral Technology Deere C&F

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